Exhibit 99.2 Third Quarter 2019 Earnings Presentation

Important Notice This presentation is prepared for Ares Management Corporation (NYSE: ARES) for the benefit of its public stockholders. This presentation is solely for information purposes in connection with evaluating the business, operations and financial results of Ares Management Corporation (“Ares”) and certain of its affiliates. Any discussion of specific Ares entities is provided solely to demonstrate such entities’ role within the Ares organization and their contribution to the business, operations and financial results of Ares. This presentation may not be referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by Ares. This presentation contains “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares, including those listed in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Ares assumes no obligation to update or revise any such forward-looking statements except as required by law. Certain information discussed in this presentation was derived from third party sources and has not been independently verified and, accordingly, Ares makes no representation or warranty in respect of this information, and assumes no responsibility for independent verification of such information. The following slides contain summaries of certain financial and statistical information about Ares. The information contained in this presentation is summary information that is intended to be considered in the context of Ares’ SEC filings and other public announcements that Ares may make, by press release or otherwise, from time to time. Ares undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. In addition, this presentation contains information about Ares, its affiliated funds and certain of their respective personnel and affiliates, and their respective historical performance. You should not view information related to the past performance of Ares and its affiliated funds as indicative of future results. Certain information set forth herein includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized. Further, certain performance information, unless otherwise stated, is before giving effect to management fees, carried interest or incentive fees, other expenses and taxes. This presentation does not constitute, and shall not be construed as, an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice, or any other service by Ares of any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Ares or its advisors. Management uses certain non-GAAP financial measures, including assets under management, fee paying assets under management, fee related earnings and realized income, to evaluate Ares’ performance and that of its business segments. Management believes that these measures provide investors with a greater understanding of Ares’ business and that investors should review the same supplemental non-GAAP financial measures that management uses to analyze Ares’ performance. The measures described herein represent those non-GAAP measures used by management, in each case, before giving effect to the consolidation of certain funds that the company consolidates with its results in accordance with GAAP. These measures should be considered in addition to, and not in lieu of, Ares’ financial statements prepared in accordance with GAAP. The definitions and reconciliations of these measures to the most directly comparable GAAP measures, as well as an explanation of why we use these measures, are included in the Appendix. Amounts and percentages may reflect rounding adjustments and consequently totals may not appear to sum. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. The statements contained in this presentation are made as of September 30, 2019, unless another time is specified in relation to them, and access to this presentation at any given time shall not give rise to any interpretation that there has been no change in the facts set forth in this presentation since that date. 2

Third Quarter Highlights • Total Assets Under Management ("AUM") of $144.3 billion • Total Fee Paying AUM ("FPAUM") of $93.3 billion Assets Under • Available Capital of $33.8 billion Management • AUM Not Yet Earning Fees available for future deployment of $24.2 billion • Raised $3.5 billion in gross new capital with net inflows of $3.2 billion(1) for the quarter ended September 30, 2019 • Capital deployment of $8.2 billion during the quarter ended September 30, 2019, including $7.0 billion related to our drawdown funds • Q3-19 GAAP net income attributable to Ares Management Corporation of $33.3 million • Q3-19 GAAP basic and diluted earnings per share of Class A common stock of $0.24 and $0.23, respectively • Q3-19 GAAP management fees of $251.6 million(2) Financial Results • Q3-19 unconsolidated management and other fees of $265.3 million(2) • Q3-19 Fee Related Earnings of $86.7 million • Q3-19 Realized Income of $98.4 million • Q3-19 after-tax Realized Income of $0.34 per share of Class A common stock(3) • Declared quarterly dividend of $0.32 per share of Class A common stock(4) Corporate Actions • Declared quarterly dividend of $0.4375 per share of Series A preferred stock(5) 1. Net inflows represents gross commitments less redemptions. 2. Includes ARCC Part I Fees of $38.8 million for the three months ended September 30, 2019. Differences between GAAP and unconsolidated management fees represents $8.8 million from Consolidated Funds that is eliminated upon consolidation and $0.4 million management fees attributable to certain joint venture partners. Unconsolidated other fees represents $5.3 million primarily of transaction-based fees earned from Credit Group funds and the difference between unconsolidated other fees and GAAP administrative, transaction and other fees represents $9.6 million of administrative fees that are netted against the respective expenses. 3. After-tax Realized Income per share of Class A common stock is net of the preferred share dividend. 4. Payable on December 31, 2019 to shareholders of record as of December 17, 2019. 5. Payable on December 31, 2019 to shareholders of record as of December 15, 2019. As December 15, 2019 falls on a Sunday, the effective record date for the dividend will be Friday, December 13, 2019. 3

#ACACAC #1E3154 Gross New Capital Commitments(1) #225070 #828282 $ in millions Q3 2019 Comments Credit Group U.S. Direct Lending $985 New and additional equity and debt commitments to various funds #D2D2D2 #49749B CLOs 505 Closed a new European CLO ARCC and affiliates 393 New and additional equity and debt commitments to various funds European Direct Lending 218 Additional equity commitments #679FD1 Other Credit Funds 196 Additional equity commitments to various funds Total Credit Group $2,297 Private Equity Group #75B8F4 Energy Opportunities $163 Additional equity commitments bringing total commitments to $1.0 billion Special Opportunities 129 Additional equity and debt commitments Total Private Equity Group $292 #A7D1EA Real Estate Group Ares European Real Estate Fund V SCSp ("EF V") $426 Final equity commitments bringing total commitments to approximately $2.0 billion #DBE6EF U.S. Debt 449 Additional equity commitments to various funds Other Real Estate 78 New and additional equity commitments to various co-investments Total Real Estate Group $953 Total $3,542 1. Represents gross new commitments during the period, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts. 4

Assets Under Management AUM as of September 30, 2019 was $144.3 billion, an increase of 15.3% from prior year(1) • The increase of $19.2 billion was driven by capital raising in our Credit Group, primarily across U.S. and European direct lending, alternative credit, and syndicated loan funds FPAUM as of September 30, 2019 was $93.3 billion, an increase of 17.5% from prior year • The increase of $13.9 billion was attributable to deployment of capital in funds across U.S. and European direct lending strategies and new commitments to the syndicated loans strategy AUM ($ in billions) FPAUM ($ in billions) $142.1 $144.3 $125.1 $11.9 $12.5 $89.4 $93.3 $10.6 $25.5 $7.4 $24.7 $79.4 $7.4 $23.0 $16.9 $6.8 $17.2 $16.6 $105.5 $106.3 $91.5 $64.8 $69.0 $56.0 Q3-18 Q2-19 Q3-19 Q3-18 Q2-19 Q3-19 Credit Private Equity Real Estate Credit Private Equity Real Estate 1. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment adviser ("IHAM"). 5

Management Fees by Duration and Fund Type For the three months ended September 30, 2019: ◦ 82% of management fees are earned from funds with three or more years remaining in duration ◦ 89% of management fees are earned from permanent capital, closed end funds and CLOs Duration Fund Type 1% 1% 2% 6% 8% 11% 6% 4% 36% 47% 82% 89% 20% 36% 22% Permanent Capital 3 to 6 years 7 to 9 years Closed End Funds Permanent Capital CLOs 10 or more years Differentiated Fewer Than 3 years Managed Accounts Open End Funds Other Managed Accounts(1) Managed Accounts 1. Differentiated managed accounts have been managed by the firm for longer than three years, are investing in illiquid strategies or are co-investments structured to pay management fees. 6

AUM and FPAUM by Duration As of September 30, 2019, approximately 70% of AUM and 71% of FPAUM had a duration longer than 3 years ◦ At time of fund closing, the initial duration was greater than 7 years for approximately 74% of AUM AUM: $144.3 billion FPAUM: $93.3 billion 14% 17% 4% 22%4% 7% 13% 16% 7 17% 19% % 6% 10% 10% 9% 70% 6% 71% 13% 17% 34% 28% 24% 30% Permanent Capital 10 or more years 7 to 9 years 3 to 6 years Fewer Than 3 years Differentiated Managed Managed Accounts Accounts(1) 1. Differentiated managed accounts have been managed by the firm for longer than three years, are investing in illiquid strategies or are co-investments structured to pay management fees. 7

Available Capital and AUM Not Yet Earning Fees Available Capital as of September 30, 2019 was $33.8 billion, a decrease of 1.8% from prior year • The decrease of $0.6 billion was driven primarily by deployment in U.S. and European direct lending, corporate private equity, and alternative credit funds, offset by capital raising in direct lending funds AUM Not Yet Earning Fees as of September 30, 2019 was $26.4 billion, an increase of 2.1% from prior year • The increase of $0.5 billion was driven primarily by new commitments across alternative credit, real estate debt and special opportunities strategies, offset by deployment in direct lending funds Available Capital ($ in millions) AUM Not Yet Earning Fees ($ in millions) $29,147 $37,083 $34,419 $33,813 $25,834 $1,768 $26,370 $4,518 $2,224 $990 $3,565 $2,603 $5,079 $1,308 $5,170 $2,051 $6,549 $4,294 $25,155 $23,536 $27,395 $21,716 $24,305 $24,440 Q3-18 Q2-19 Q3-19 Q3-18 Q2-19 Q3-19 Credit Private Equity Real Estate Credit Private Equity Real Estate 8

AUM Not Yet Earning Fees As of September 30, 2019, AUM Not Yet Earning Fees of $26.4 billion could generate approximately $253.2 million in potential incremental annual management fees, of which $235.6 million relates to the $24.2 billion of AUM available for future deployment(1) • The $24.2 billion of AUM Not Yet Earning Fees available for future deployment includes approximately $18.5 billion relating to U.S. and European direct lending funds, $2.5 billion in alternative credit funds and $2.0 billion in our Real Estate Group funds AUM Not Yet Earning Fees Available for Future AUM Not Yet Earning Fees: $26.4 billion Deployment: $24.2 billion $337 $1,961 $1,806 $1,185 $24,227 $21,081 $24.2 billion of AUM Not Yet Earning Fees was available for future deployment ($ in millions) ($ in millions) Capital Available for Future Deployment Capital Available for Deployment for Follow-on Investments (2) Funds in or Expected to Be in Wind-down Credit Private Equity Real Estate 1. No assurance can be made that such results will be achieved. Assumes the AUM Not Yet Earning Fees as of September 30, 2019 is invested and such fees are paid on an annual basis. Does not reflect any associated reductions in management fees from certain existing funds, some of which may be material. There is no assurance such capital will be invested. Reference to $253.2 million includes approximately $32.4 million in potential incremental management fees from deploying undrawn/available credit facilities at ARCC (in excess of its current leverage up to its target leverage of 1.25x debt to equity). Effective June 21, 2019, ARCC has increased its target leverage to a range of 0.9x to 1.25x debt to equity, as provided for in the 2018 Small Business Credit Availability Act. No assurance can be made that such capital will be invested. Note that no potential ARCC Part I Fees are reflected in any of the amounts above. 2. Capital available for deployment for follow-on investments represents capital committed to funds that are past their investment periods but have capital available to be called for follow-on investments in existing portfolio companies. As of September 30, 2019, capital available for deployment for follow-on investments could generate approximately $17.6 million in potential management fees. There is no assurance such capital will be invested. 9

Incentive Eligible AUM and Incentive Generating AUM Incentive Eligible AUM as of September 30, 2019 was $86.2 billion, an increase of 13.0% from prior year • The increase of $10 billion was primarily driven by capital raising across U.S. and European direct lending funds in our Credit Group Incentive Generating AUM(1) as of September 30, 2019 was $38.7 billion, an increase of 4.1% from prior year • The increase was primarily driven by ACOF V exceeding its hurdle rate in our Private Equity Group, as well as deployment of capital within funds exceeding hurdle rates as of September 30, 2019 Of the $59.0 billion of Incentive Eligible AUM that is currently invested, 65.6% is Incentive Generating • Excluding the ARCC Part II fees(2) that are based on capital gains from the largely debt oriented ARCC portfolio, 86.1% of Incentive Eligible AUM that is currently invested is Incentive Generating Q3-19 Incentive Generating to Incentive Eligible Incentive Eligible AUM AUM Reconciliation ($ in millions) ($ in millions) Private Real Credit Equity Estate Total $85,266 $86,226 $76,327 $7,592 $7,784 Incentive Generating AUM $20,438 $15,127 $3,116 $38,681 $7,434 $20,698 $21,417 $18,807 + Uninvested IEAUM 19,052 4,905 3,273 27,230 + IEAUM below hurdle 3,477 1,385 1,395 6,257 $56,976 $57,025 $50,086 +ARCC Part II Fees below Hurdle(2) 14,058 — — 14,058 Incentive Eligible Q3-18 Q2-19 Q3-19 AUM $57,025 $21,417 $7,784 $86,226 Credit Private Equity Real Estate 1. Incentive Generating AUM includes $9.9 billion of AUM from funds generating unrealized incentive income that is not recognized as revenue by Ares until such fees are crystallized or no longer subject to reversal. 2. ARCC Part II Fees are paid in arrears as of the end of each calendar year when the cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of Part II Fees paid in all prior years since inception. As of September 30, 2019, this calculation resulted in ARCC being below the required hurdle for payment to Ares of any ARCC Part II Fees by <0.1% of the value of the underlying portfolio. 10

Capital Deployment(1) • Total gross invested capital during Q3-19 of $8.2 billion compared to Q3-19 Capital Deployment Breakdown: $8.2 billion $4.9 billion in Q3-18 ($ in millions) ◦ Of the total amount, $7.0 billion was related to deployment in our drawdown funds compared to $3.8 billion for the same period in 2018 $454 ◦ Of our drawdown funds, the most active investment strategies were corporate private equity, European direct lending, U.S. direct $2,410 lending, alternative credit and special opportunities $5,292 Credit Private Equity Real Estate Q3-19 Capital Deployment in Drawdown Funds: Q3-19 Capital Deployment by Type: $8.2 billion $7.0 billion ($ in millions) ($ in millions) $7,001 $1,155 (2) $454 $2,410 $3,823 $4,110 $277 $522 $603 $599 $7,001 $4,137 $2,943 $2,989 Q3-18 Q2-19 Q3-19 (2) Drawdown Funds Non-drawdown Funds Credit Private Equity Real Estate 1. Capital deployment figures exclude deployment from permanent capital vehicles. 2. Non-drawdown funds amounts includes new capital deployed by managed accounts and CLOs but excludes recycled capital. 11

GAAP Statements of Operations $ in thousands, except share data Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Revenues Management fees (includes ARCC Part I Fees of $38,786, $116,336 and $33,377, $91,660 for the three and nine months ended September 30, 2019 and 2018, respectively) $251,591 $204,524 $714,096 $588,071 Carried interest allocation 186,803 31,902 503,808 72,587 Incentive fees 1,712 872 28,747 13,683 Principal investment income (loss) 11,389 (7,464) 45,992 (684) Administrative, transaction and other fees 14,995 10,943 35,866 37,372 Total revenues 466,490 240,777 1,328,509 711,029 Expenses Compensation and benefits 166,216 145,594 485,232 419,225 Performance related compensation 139,216 17,606 388,424 30,479 General, administrative and other expenses 79,385 51,155 195,988 155,523 Expenses of Consolidated Funds 10,884 12,833 30,865 49,261 Total expenses 395,701 227,188 1,100,509 654,488 Other income (expense) Net realized and unrealized gains on investments 1,522 5,542 5,519 7,970 Interest and dividend income 2,030 808 5,526 6,511 Interest expense (4,691) (4,143) (16,073) (17,088) Other income (expense), net (1,870) 811 (1,570) (1,487) Net realized and unrealized gains (losses) on investments of Consolidated Funds (992) 5,437 3,256 26,839 Interest and other income of Consolidated Funds 107,922 93,062 303,312 250,117 Interest expense of Consolidated Funds (71,134) (62,763) (204,051) (163,942) Total other income 32,787 38,754 95,919 108,920 Income before taxes 103,576 52,343 323,919 165,461 Income tax expense 11,701 5,131 35,590 29,659 Net income 91,875 47,212 288,329 135,802 Less: Net income attributable to non-controlling interests in Consolidated Funds 15,908 13,169 41,878 23,418 Less: Net income attributable to non-controlling interests in Ares Operating Group entities 42,636 18,133 136,032 67,301 Net income attributable to Ares Management Corporation 33,331 15,910 110,419 45,083 Less: Series A Preferred Stock dividends paid 5,425 5,425 16,275 16,275 Net income attributable to Ares Management Corporation Class A common stockholders $27,906 $10,485 $94,144 $28,808 Net income attributable to Ares Management Corporation per share of Class A common stock Basic $0.24 $0.09 $0.84 $0.25 Diluted $0.23 $0.09 $0.81 $0.25 Weighted-average shares of Class A common stock: Basic 108,481,929 98,706,419 105,546,219 94,168,582 Diluted 121,890,022 98,706,419 116,418,136 94,168,582 12

RI and Other Measures Financial Summary $ in thousands, except share data (and as otherwise noted) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 % Change 2019 2018 % Change Management fees(1) $259,978 $213,662 22% $739,269 $612,792 21% Other fees 5,343 3,872 38% 13,029 17,166 (24)% Compensation and benefits expenses(2) (135,580) (115,372) 18% (391,247) (333,487) 17% General, administrative and other expenses(3) (43,067) (37,745) 14% (126,083) (109,559) 15% Fee Related Earnings $86,674 $64,417 35% $234,968 $186,912 26% Realized net performance income $5,272 $11,545 (54)% $35,393 $54,510 (35)% Realized net investment income 6,461 15,456 (58)% 26,989 30,123 (10)% Realized Income $98,407 $91,418 8% $297,350 $271,545 10% After-tax Realized Income, net of Series A Preferred Stock dividends(4) $86,603 $81,354 6% $256,582 $239,584 7% After-tax Realized Income per share of Class A common stock, net of Series A Preferred Stock dividends(5) $0.34 $0.34 —% $1.01 $1.01 —% Other Data Total fee revenue(6) $270,593 $229,079 18% $787,691 $684,468 15% Effective management fee rate(7) 1.09% 1.07% 1.09% 1.06% 1. Includes ARCC Part I Fees of $38.8 million and $33.4 million for the three months ended September 30, 2019 and 2018, respectively, and $116.3 million and $91.7 million for the nine months ended September 30, 2019 and 2018, respectively. 2. Includes compensation and benefits expenses attributable to the Operations Management Group of $34.1 million and $32.0 million for the three months ended September 30, 2019 and 2018, respectively, and $100.7 million and $92.8 million for the nine months ended September 30, 2019 and 2018, respectively, which are not allocated to an operating segment. 3. Includes G&A expenses attributable to Operations Management Group of $21.4 million and $18.1 million for the three months ended September 30, 2019 and 2018, respectively, and $61.9 million and $55.7 million for the nine months ended September 30, 2019 and 2018, respectively, which are not allocated to an operating segment. 4. For the three months and nine months ended September 30, 2019 and 2018, after-tax Realized Income includes current income tax related to: (i) realized performance income of $1.3 million, $7.0 million, and $2.8 million, $8.4 million, respectively and (ii) FRE of $5.0 million, $17.4 million, and $1.9 million, $7.2 million, respectively. Of the current tax related to FRE, this includes (a) entity level taxes of $1.5 million, $4.7 million, and $1.0 million, $6.2 million, respectively, and (b) corporate level tax expense of $3.5 million, $12.7 million, and $0.9 million, $1.0 million, respectively. 5. Calculation of after-tax Realized Income per share of Class A common stock uses total average shares of Class A common stock outstanding and proportional dilutive effects of the Ares' equity-based awards. See slide 32 for additional details. 6. Total fee revenue is calculated as the total of management fees, other fees and realized net performance income. 7. Effective management fee rate represents the quotient of management fees and the aggregate fee bases for the periods presented. The effective rate shown excludes the effect of one-time catch-up fees. 13

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis $ in thousands Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Realized Income and Fee Related Earnings: Income before taxes $103,576 $52,343 $323,919 $165,461 Adjustments: Depreciation and amortization expense(1) 24,564 5,347 35,609 20,234 Equity compensation expense(2) 22,393 23,940 73,974 67,534 Acquisition and merger-related expense 4,777 253 10,757 (19) Unamortized placement fees 4,366 6,194 17,319 9,710 Other (income) expense, net(3) (461) 3 (460) 13,564 Net expense of non-controlling interests in consolidated subsidiaries 799 819 2,608 2,178 Income before taxes of non-controlling interests in Consolidated Funds, net of eliminations (16,054) (13,182) (41,178) (23,500) Unconsolidated performance (income) loss - unrealized (181,174) 37,999 (426,411) 127,224 Unconsolidated performance related compensation - unrealized 137,174 (42,417) 311,936 (132,294) Unconsolidated net investment (income) loss - unrealized (1,553) 20,119 (10,723) 21,453 Realized Income $98,407 $91,418 $297,350 $271,545 Unconsolidated performance income - realized $(7,314) $(71,568) $(111,881) $(217,283) Unconsolidated performance related compensation - realized 2,042 60,023 76,488 162,773 Unconsolidated net investment income - realized (6,461) (15,456) (26,989) (30,123) Fee Related Earnings $86,674 $64,417 $234,968 $186,912 Note: This table is a reconciliation of income before provision for income taxes on a GAAP basis to RI and FRE on an unconsolidated basis, which shows the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. For the three months ended September 30, 2019, depreciation and amortization expense includes $20.0 million non-cash impairment charge on certain intangible assets. 2. For the three months and nine months ended September 30, 2019 and 2018, equity compensation expense was attributable to the following: (i) IPO awards and other non-recurring awards of $7.9 million, $31.0 million and $14.9 million, $40.0 million, respectively; (ii) annual bonus awards of $6.3 million, $20.9 million and $4.1 million, $14.6 million, respectively; and (iii) discretionary awards of $8.2 million, $22.1 million and $4.9 million, $12.9 million, respectively. 3. The nine months ended September 30, 2018 includes a $11.8 million payment to ARCC for rent and utilities for the years ended 2017, 2016, 2015 and 2014, and the first quarter of 2018. 14

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont.) $ in thousands Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Performance income and net investment income reconciliation: Carried interest allocation $186,803 $31,902 $503,808 $72,587 Incentive fees 1,712 872 28,747 13,683 Carried interest allocation and incentive fees $188,515 $32,774 $532,555 $86,270 Performance income - realized earned from Consolidated Funds $0 $0 $5,184 $4,000 Performance income (loss) - reclass(1) (27) 795 553 (211) Unconsolidated performance income - unrealized (181,174) 37,999 (426,411) 127,224 Performance income - realized $7,314 $71,568 $111,881 $217,283 Total consolidated other income $32,787 $38,754 $95,919 $108,920 Net investment income from Consolidated Funds (38,194) (34,731) (102,499) (111,710) Performance (income) loss - reclass (1) 27 (795) (553) 211 Principal investment income (loss) 13,865 (7,886) 45,336 9,544 Other (income) expense, net (461) 3 (460) 1,728 Other income of non-controlling interests in consolidated subsidiaries (10) (8) (31) (23) Investment (income) loss - unrealized (4,515) 20,874 (13,415) 21,046 Interest and other investment (income) loss - unrealized 2,962 (755) 2,692 407 Total realized net investment income $6,461 $15,456 $26,989 $30,123 Note: These tables reconcile consolidated carried interest allocation and incentive fees reported in accordance with GAAP to unconsolidated realized performance income and consolidated GAAP other income to unconsolidated realized net investment income. These reconciliations show the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. Related to performance income for AREA Sponsor Holdings LLC. Changes in value of this investment are reflected within net realized and unrealized gain on investments in Ares' Consolidated Statements of Operations. 15

Credit Group(1) • Management and other fees increased by 23% for Q3-19 compared to Q3-18, primarily due to an increase in deployment in funds in the U.S. and European direct lending strategies • Fee related earnings increased by 24% for Q3-19 compared to Q3-18, primarily driven by higher management fees • Realized income increased by 29% for Q3-19 compared to Q3-18, primarily driven by an increase in fee related earnings and an increase in realized net investment income in the U.S direct lending strategy Financial Summary and Highlights(2) $ in thousands Q3-19 Q3-18 % Change YTD 2019 YTD 2018 % Change 24% Management and other fees(3) $183,621 $149,070 23% $525,939 $429,291 23% Q3-19 increase in Fee Related Earnings Fee Related Earnings $103,062 $82,910 24% $293,181 $239,018 23% Realized net performance income $407 $616 (34)% $16,064 $20,694 (22)% 23% Realized net investment income 5,517 1,140 NM 9,794 461 NM Q3-19 increase in Realized Income $108,986 $84,666 29% $319,039 $260,173 23% FPAUM AUM ($ in billions) $106.3 $91.5 16% European Direct Lending: 2.4%(4) (5) FPAUM ($ in billions) $69.0 $56.0 23% High Yield: 2.2% Syndicated Loans: 1.8%(5) Q3-19 gross returns Note: Past performance is not indicative of future results. The Credit Group had ~275 investment professionals, approximately 1,700 portfolio companies and 173 active funds as of September 30, 2019. 1. Segment results are shown before the unallocated support costs of the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 14-15. 2. This table is a financial summary only. See slide 23-24 for complete financial results. 3. Includes ARCC Part I Fees of $38.8 million and $33.4 million for the three months ended September 30, 2019 and 2018, respectively, and $116.3 million and $91.7 million for the nine months ended September 30, 2019 and 2018, respectively. The amounts are net of the $10 million quarterly ARCC–ACAS transaction fee waiver, which is effective through Q3-19. 4. The net return for European direct lending is 1.4% for Q3-19. Gross and net returns for European direct lending are represented by a composite made up of the ACE II, ACE III and ACE IV levered Euro-denominated feeder funds. The gross and net returns for the composite made up of the ACE II and ACE III U.S. dollar denominated feeder funds are 4.0% and 3.2% for Q3-19. Returns in the chart are shown for the Euro-denominated composite as this is the base denomination of the funds. Composite returns are calculated by asset-weighting the underlying fund-level returns. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, carried interest, other expenses and taxes, as applicable. Net returns are reduced by applicable management fees, carried interest, as applicable, and other expenses. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 5. Net performance returns: 1.6% for U.S. Syndicated Loan funds and 2.1% for U.S. High Yield funds. Performance for syndicated loans is represented by the U.S. Bank Loan Aggregate Composite which includes all actual, fully discretionary, fee-paying, funds that are benchmarked to the Credit Suisse Leveraged Loan Index and primarily invested in USD denominated banks loans. Such funds may have limited allocations to high yield and structured securities. Performance for high yield is represented by the U.S. High Yield Composite which includes all actual, fully discretionary, fee-paying, separately managed funds that primarily invest in U.S. high yield fixed income securities and are benchmarked to the BofA Merrill Lynch US High Yield Master II Constrained Index, or a similar index. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 16

Private Equity Group(1) • Management and other fees increased 13% for Q3-19 compared to Q3-18 primarily driven by new commitments in our energy opportunities fund and special opportunities fund, including $1.5 million in catch up fees from the energy opportunities fund • Fee related earnings increased 19% primarily driven by higher management fees • Realized income decreased by 34% for Q3-19 compared to Q3-18, primarily driven by reduced realized performance and investment income Financial Summary and Highlights(2) $ in thousands Q3-19 Q3-18 % Change YTD 2019 YTD 2018 % Change 19% Management and other fees $54,684 $48,493 13% $158,242 $148,375 7% Q3-19 increase in Fee Related Earnings $29,926 $25,184 19% $82,028 $78,979 4% Fee Related Earnings Realized net performance income $— $10,684 NM $12,499 $27,626 (55)% Realized net investment income (loss) (1,146) 7,559 NM 9,821 17,557 (44)% 11% Realized Income $28,780 $43,427 (34)% $104,348 $124,162 (16)% Q3-19 increase in AUM AUM ($ in billions) $25.5 $23.0 11% FPAUM ($ in billions) $16.9 $16.6 2% Q3-19: 3.9% Gross return in Corporate Private Equity portfolio(3) Note: Past performance is not indicative of future results. The Private Equity Group had ~115 investment professionals, 46 portfolio companies, 54 infrastructure and power assets and 23 active funds and related co-investment vehicles as of September 30, 2019. 1. Segment results are shown before the unallocated support costs of the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 14-15. 2. This table is a financial summary only. See slide 23-24 for complete financial results. 3. Performance for corporate private equity portfolio is represented by the ACOF I-V Aggregate, which is comprised of investments held by ACOF I, ACOF II, ACOF III, ACOF IV and ACOF V. Performance returns are gross asset-level time- weighted rates of return calculated on a quarterly basis. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, carried interest, other expenses and taxes, if applicable. Net returns are reduced by applicable management fees, carried interest, as applicable, and other expenses. Net asset-level returns for corporate private equity portfolio was 2.5% for Q3-19. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 17

Real Estate Group(1) • Management and other fees increased 35% for Q3-19 compared to Q3-18, primarily driven by new commitments and $7.0 million in catch up fees from EF V • Fee related earnings increased 43% for Q3-19 compared to Q3-18, primarily driven by higher management fees • Realized income increased by 23% for Q3-19 compared to Q3-18, primarily driven by increases in fee related earnings Financial Summary and Highlights(2) $ in thousands Q3-19 Q3-18 % Change YTD 2019 YTD 2018 % Change 43% Management and other fees $27,016 $19,971 35% $68,117 $52,292 30% Q3-19 increase in Fee Related Fee Related Earnings $9,152 $6,382 43% $22,386 $17,473 28% Earnings Realized net performance income $4,865 $245 NM $6,830 $6,190 10% Realized net investment income 2,636 6,915 (62)% 8,717 10,027 (13)% 18% Realized Income $16,653 $13,542 23% $37,933 $33,690 13% Q3-19 increase in AUM ($ in billions) $12.5 $10.6 18% AUM FPAUM ($ in billions) $7.4 $6.8 9% U.S. Equity: 3.9% European Equity: 3.9% Q3-19 Gross Returns(3) Note: Past performance is not indicative of future results. The Real Estate Group had ~75 investment professionals, approximately 180 properties and 46 active funds and related co-investment vehicles as of September 30, 2019. 1. Segment results are shown before the unallocated support costs of the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 14-15. 2. This table is a financial summary only. See slide 23-24 for complete financial results. 3. Returns are gross time-weighted rates of return and do not reflect the deduction of management fees, carried interest, as applicable, or fund expenses. Gross return for U.S. equity is represented by U.S. Fund VIII and gross return for European equity is represented by EF IV. EF IV is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. Returns in the chart are shown for the Euro-denominated composite as this is the base denomination of the funds. Gross returns do not reflect the deduction of management fees, carried interest, other expenses and taxes, as applicable. Net returns are reduced by applicable management fees, carried interest, as applicable, and other expenses, if applicable. Net returns for U.S. equity and European equity were 2.9% and 3.7%, respectively, for Q3-19. The gross and net returns for the dollar denominated feeder fund for EF IV were 3.6% and 3.3%, respectively, for Q3-19. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 18

Realized Income per Share Data Three Months Ended September 30, Nine Months Ended September 30, $ in thousands, except share data 2019 2018 2019 2018 After-tax Realized Income, net of Series A Preferred Stock dividends Realized Income before taxes $98,407 $91,418 $297,350 $271,545 Entity level foreign, state and local taxes (1,503) (990) (4,716) (6,213) Series A Preferred Stock dividends(1) (5,425) (5,425) (16,275) (16,275) Realized Income, net of Series A Preferred Stock dividends $91,479 $85,003 $276,359 $249,057 Income taxes(2) $(4,876) $(3,649) $(19,777) $(9,473) After-tax Realized Income, net of Series A Preferred Stock dividends $86,603 $81,354 $256,582 $239,584 After-tax Realized Income per share(3) $0.36 $0.36 $1.10 $1.07 After-tax Realized Income per share of Class A common stock Realized Income, net of Series A Preferred Stock dividends $91,479 $85,003 $276,359 $249,057 x Average ownership % of Ares Operating Group 48.17% 45.17% 47.44% 43.19% Realized Income attributable to Class A common stockholders $44,069 $38,395 $131,095 $108,861 Income taxes(2) $(4,876) $(3,649) $(19,777) $(9,473) After-tax Realized Income attributable to Class A common stockholders $39,193 $34,746 $111,318 $99,388 After-tax Realized Income per share of Class A common stock(4) $0.34 $0.34 $1.01 $1.01 1. Ares had 12,400,000 shares of 7% Series A Preferred Stock outstanding as of September 30, 2019. 2. Amount represents the current corporate taxes paid by Ares for the periods presented and exclude the effects for the three and nine months ended September 30, 2019 of $5.2 million and $11.8 million, respectively, of deferred income tax expense primarily related to net unrealized performance income and net unrealized investment income. These effects have been excluded as net unrealized performance income and net unrealized investment income have been excluded from RI. For the purposes of evaluating after-tax FRE, we first allocate the taxes to realized performance income. Taxes are allocated to realized performance income based on our 23.8% statutory tax rate. The remaining portion of current corporate taxes is allocated to FRE. All differences between the current portion of taxable income and RI are attributed to FRE. For the three and nine months ended September 30, 2019, these differences totaled $11.8 million and $24.6 million, respectively, and reduced our tax rate on FRE from 23.8% to 10.2% and 13.4%, respectively. The primary differences between the current portion of taxable income and RI are related to the timing of certain items, primarily vesting of equity awards, exercise of stock options, payment of placement fees, depreciation expense and amortization. FRE tax rates may fluctuate based on the total amount of realized performance income and the amount of timing differences between the current portion of taxable income and RI. 3. Weighted average shares used for RI of 238,597,871 includes the sum of shares of Class A common stock, Ares Operating Group Units that are exchangeable for shares of Class A common stock on a one-for- one basis and the dilutive effects of Ares' equity-based awards. Please refer to slide 32 in this presentation for further information. 4. Calculation of after-tax Realized Income per share of Class A common stock uses the total average shares of Class A common stock outstanding and the dilutive effects of Ares' equity-based awards. See slide 32 for additional details. 19

Balance Sheet • Substantial balance sheet value related to investments in Ares managed vehicles and net accrued performance income receivable ◦ As of September 30, 2019, our balance sheet included $152.2 million in cash and cash equivalents and $246.4 million in debt obligations with no drawn amounts against our $1.065 billion revolving credit facility ◦ As of September 30, 2019, the fair value of our corporate investment portfolio was $529.7 million in accordance with GAAP. On an unconsolidated basis, our corporate investment portfolio was $725.9 million(1) ◦ As of September 30, 2019, gross accrued performance income reported on a GAAP and unconsolidated basis was $1.3 billion ▪ As of September 30, 2019, accrued performance income, net of performance related compensation reported on a GAAP basis and unconsolidated basis was $344.2 million, which increased by 38.2% from December 31, 2018 Net Performance Income Receivable by Group – GAAP Net Performance Income Receivable by Group – GAAP and Unconsolidated basis and Unconsolidated basis Q4 2018: $249.0 million Q3 2019: $344.2 million 22% 28% 32% 29% 40% 49% Credit Private Equity Real Estate 1. As of September 30, 2019, $49.2 million was invested in entities that are not managed by Ares. Difference between GAAP and unconsolidated investments represents investments of $196.2 million in Consolidated Funds that are eliminated upon consolidation. Corporate investment portfolio excludes accrued carried interest allocation of $1.3 billion. 20

Corporate Data Board of Directors Executive Officers Research Coverage Investor Relations Contacts Michael Arougheti Michael Arougheti Bank of America Merrill Lynch Carl Drake Co-Founder, Chief Executive Officer and Co-Founder, Chief Executive Officer and Michael Carrier Partner/Head of Ares Management, LLC President of Ares President (646) 855-5004 Public Investor Relations and Communications Antoinette Bush Ryan Berry Bank of Montreal Tel: (678) 538-1981 Executive Vice President and Global Head Partner, Chief Marketing and Strategy James Fotheringham cdrake@aresmgmt.com of Government Affairs of News Corp Officer (212) 885-4180 Veronica Mayer Paul G. Joubert Kipp deVeer Barclays Partner, Head of Credit Group Principal Founding Partner of EdgeAdvisors and Jeremy Campbell Tel: (212) 808-1150 Investing Partner in Converge Venture (212) 526-9750 vmendiola@aresmgmt.com Partners David Kaplan Co-Founder and Partner Credit Suisse Cameron Rudd David Kaplan Craig Siegenthaler Senior Associate Co-Founder and Partner of Ares, Co-Head Michael McFerran (212) 325-3104 Partner, Chief Operating Officer and Chief Tel: (678) 538-1986 of Private Equity Group crudd@aresmgmt.com Financial Officer Goldman Sachs John Kissick Alexander Blostein General IR Contact Co-Founder and Former Partner of Ares Antony P. Ressler (212) 357-9976 Co-Founder and Executive Chairman Tel (U.S.): (800) 340-6597 Michael Lynton Jefferies Tel (International): Chairman of Snap Inc. Bennett Rosenthal Gerald O'Hara Co-Founder and Partner (212) 808-1101 (415) 229-1510 IRARES@aresmgmt.com Dr. Judy D. Olian President of Quinnipiac University Michael Weiner JP Morgan Executive Vice President, Chief Legal Officer Please visit our website at: Kenneth Worthington www.aresmgmt.com Antony P. Ressler and Secretary (212) 622-6613 Co-Founder and Executive Chairman of Ares Keefe, Bruyette & Woods Robert Lee Transfer Agent Bennett Rosenthal (212) 887-7732 Co-Founder and Partner of Ares, Co-Head Corporate Headquarters American Stock Transfer & Trust Company, of Private Equity Group Morgan Stanley Michael Cyprys LLC 2000 Avenue of the Stars (212) 761-7619 6201 15th Avenue 12th Floor Brooklyn, NY 11210 Los Angeles, CA 90067 Oppenheimer Tel: (877) 681-8121 Tel: (310) 201-4100 Chris Kotowski Fax: (718) 236-2641 Fax: (310) 201-4170 (212) 667-6699 info@amstock.com www.amstock.com RBC Capital Markets Corporate Counsel Kenneth Lee (212) 905-5995 Kirkland & Ellis LLP UBS Investment Bank Securities Listing Los Angeles, CA Brent Dilts (212) 713-1841 NYSE: ARES Independent Registered Public Accounting NYSE: ARES.PRA Firm Wells Fargo Securities Christopher Harris Ernst & Young LLP (212) 214-5009 Los Angeles, CA 21

Appendix

Financial Details – Segments Three Months Ended September 30, 2019 $ in thousands Private Real Operations Credit Equity Estate Management Group Group Group Group Total(1) Management fees (Credit Group includes ARCC Part I Fees of $38,786) $178,447 $54,543 $26,988 $— $259,978 Other fees 5,174 141 28 — 5,343 Compensation and benefits (67,770) (19,226) (14,523) (34,061) (135,580) General, administrative and other expenses (12,789) (5,532) (3,341) (21,405) (43,067) Fee Related Earnings $103,062 $29,926 $9,152 ($55,466) $86,674 Performance income—realized $1,037 $— $6,277 $— $7,314 Performance related compensation—realized (630) — (1,412) — (2,042) Realized net performance income $407 $0 $4,865 $— $5,272 Investment income—realized $114 $47 $2,015 $— $2,176 Interest and other investment income (expense) —realized 6,964 435 1,588 (11) 8,976 Interest expense (1,561) (1,628) (967) (535) (4,691) Realized net investment income (loss) $5,517 -$1,146 $2,636 $(546) $6,461 Realized income $108,986 $28,780 $16,653 ($56,012) $98,407 Three Months Ended September 30, 2018 $ in thousands Private Real Operations Credit Equity Estate Management (1) Group Group Group Group Total Management fees (Credit Group includes ARCC Part I Fees of $33,377) $145,414 $48,287 $19,961 $— $213,662 Other fees 3,656 206 10 — 3,872 Compensation and benefits (55,239) (17,443) (10,733) (31,957) (115,372) General, administrative and other expenses (10,921) (5,866) (2,856) (18,102) (37,745) Fee Related Earnings $82,910 $25,184 $6,382 ($50,059) $64,417 Performance income—realized $1,729 $52,729 $17,110 $— $71,568 Performance related compensation—realized (1,113) (42,045) (16,865) — (60,023) Realized net performance income $616 $10,684 $245 $— $11,545 Investment income—realized $1,063 $8,104 $6,846 $22 $16,035 Interest and other investment income—realized 1,604 1,032 486 442 3,564 Interest expense (1,527) (1,577) (417) (622) (4,143) Realized net investment income (loss) $1,140 $7,559 $6,915 $(158) $15,456 Realized income $84,666 $43,427 $13,542 ($50,217) $91,418 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 14-15. 23

Financial Details – Segments Nine Months Ended September 30, 2019 $ in thousands Private Real Operations Credit Equity Estate Management Group Group Group Group Total(1) Management fees (includes ARCC Part I Fees of $116,336) $513,760 $158,101 $67,408 $— $739,269 Other fees 12,179 141 709 — 13,029 Compensation and benefits (193,083) (61,713) (35,735) (100,716) (391,247) General, administrative and other expenses (39,675) (14,501) (9,996) (61,911) (126,083) Fee Related Earnings $293,181 $82,028 $22,386 ($162,627) $234,968 Performance income—realized $38,921 $62,492 $10,468 $— $111,881 Performance related compensation—realized (22,857) (49,993) (3,638) — (76,488) Realized net performance income $16,064 $12,499 $6,830 $— $35,393 Investment income—realized $662 $12,013 $7,041 $— $19,716 Interest and other investment income (expense) —realized 14,500 4,047 4,812 (13) 23,346 Interest expense (5,368) (6,239) (3,136) (1,330) (16,073) Realized net investment income (loss) $9,794 $9,821 $8,717 $(1,343) $26,989 Realized income $319,039 $104,348 $37,933 ($163,970) $297,350 Nine Months Ended September 30, 2018 $ in thousands Private Real Operations Credit Equity Estate Management Group Group Group Group Total(1) Management fees (includes ARCC Part I Fees of $91,660) $413,028 $147,492 $52,272 $— $612,792 Other fees 16,263 883 20 — 17,166 Compensation and benefits (158,204) (55,314) (27,140) (92,829) (333,487) General, administrative and other expenses (32,069) (14,082) (7,679) (55,729) (109,559) Fee Related Earnings $239,018 $78,979 $17,473 ($148,558) $186,912 Performance income—realized $48,472 $137,542 $31,269 $— $217,283 Performance related compensation—realized (27,778) (109,916) (25,079) — (162,773) Realized net performance income $20,694 $27,626 $6,190 $— $54,510 Investment income—realized $2,429 $17,791 $9,946 $1,658 $31,824 Interest and other investment income—realized 7,828 4,011 1,370 2,178 15,387 Interest expense (9,796) (4,245) (1,289) (1,758) (17,088) Realized net investment income $461 $17,557 $10,027 $2,078 $30,123 Realized income $260,173 $124,162 $33,690 ($146,480) $271,545 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 14-15. 24

AUM and FPAUM Rollforward Q3-19 Total AUM Rollforward ($ in millions) LTM Total AUM Rollforward ($ in millions) Credit Private Equity Real Estate Total Credit Private Equity Real Estate Total Q2-19 Ending Balance $105,505 $24,735 $11,868 $142,108 Q3-18 Ending Balance $91,501 $22,991 $10,587 $125,079 Commitments 2,297 292 953 3,542 Commitments 21,237 2,455 3,542 27,234 Capital reductions (319) — — (319) Capital reductions (2,640) (6) (229) (2,875) Distributions (542) (80) (331) (953) Distributions (2,086) (1,329) (1,904) (5,319) Redemptions (312) — — (312) Redemptions (3,245) — — (3,245) Changes in fund value (327) 568 (9) 232 Changes in fund value 1,535 1,404 485 3,424 Q3-19 Ending Balance $106,302 $25,515 $12,481 $144,298 Q3-19 Ending Balance $106,302 $25,515 $12,481 $144,298 QoQ change $797 $780 $613 $2,190 YoY change $14,801 $2,524 $1,894 $19,219 Q3-19 Total FPAUM Rollforward ($ in millions) LTM Total FPAUM Rollforward ($ in millions) Credit Private Equity Real Estate Total Credit Private Equity Real Estate Total Q2-19 Ending Balance $64,763 $17,188 $7,463 $89,414 Q3-18 Ending Balance $55,906 $16,624 $6,834 $79,364 Commitments 690 161 426 1,277 Commitments 4,783 928 1,137 6,848 Subscriptions/deployment/increase in leverage 4,769 174 275 5,218 Subscriptions/deployment/increase in leverage 15,106 980 1,073 17,159 Capital Reductions (53) — (75) (128) Capital Reductions (1,485) (132) (141) (1,758) Distributions (620) — (159) (779) Distributions (2,125) (859) (878) (3,862) Redemptions (298) — — (298) Redemptions (3,669) — — (3,669) Changes in fund value (270) (4) (96) (370) Changes in fund value 599 1 (119) 481 Change in fee basis — (599) (418) (1,017) Change in fee basis (134) (622) (490) (1,246) Q3-19 Ending Balance $68,981 $16,920 $7,416 $93,317 Q3-19 Ending Balance $68,981 $16,920 $7,416 $93,317 QoQ change $4,218 ($268) ($47) $3,903 YoY change $13,075 $296 $582 $13,953 l AUM increased by 16.2% from Q3-18, primarily driven by new commitments to U.S. and European direct lending and alternative credit strategies Credit l FPAUM increased by 23.4% from Q3-18, primarily driven by deployment in U.S. and European direct lending funds paid on invested capital and new commitments to syndicated loans strategy l AUM increased by 11.0% from Q3-18, driven by new commitments to funds in the special opportunities and energy opportunities strategies Private Equity l FPAUM increased by 1.8% from Q3-18, driven by new commitments to a fund in the energy opportunities strategy and deployment of capital in funds in the special opportunities strategy l AUM increased by 17.9% from Q3-18, driven by new commitments across funds in all three Real Estate strategies and net appreciation of portfolio holdings primarily in U.S. equity funds Real Estate l FPAUM increased by 8.5% from Q3-18, driven by new commitments across funds in U.S. and European equity strategies and deployment of capital in funds across all three Real Estate strategies 25

AUM and FPAUM by Strategy As of September 30, 2019 $ in billions AUM % AUM FPAUM % FPAUM Credit Syndicated Loans $21.3 20% $20.9 30% High Yield 3.4 3 3.4 5 Credit Opportunities 2.5 2 2.1 3 Alternative Credit 7.3 7 4.0 6 U.S. Direct Lending(1) 47.4 45 26.8 39 European Direct Lending 24.4 23 11.8 17 Credit $106.3 100% $69.0 100% Private Equity Corporate Private Equity ACOF V $8.4 33% $7.6 45% ACOF IV 5.6 22 2.5 15 ACOF III 3.2 13 0.8 5 ACOF I-II 0.5 2 — — ACOF Asia 0.2 1 0.1 1 Infrastructure and Power EIF I-IV and Co-investment Vehicles 2.7 11 2.7 16 EIF V 0.9 3 0.8 4 Energy Opportunities Energy Opportunities 1.1 4 0.9 5 Special Opportunities Special Opportunities 2.9 11 1.5 9 Private Equity $25.5 100% $16.9 100% Real Estate U.S. Equity $3.4 27% $2.3 31% European Equity 4.5 36 3.8 51 Debt 4.6 37 1.3 18 Real Estate $12.5 100% $7.4 100% Total $144.3 $93.3 1. AUM includes ARCC, IHAM, and SDLP AUM of $17.0 billion, $4.7 billion, and $2.9 billion, respectively. ARCC’s wholly owned portfolio company, IHAM, an SEC registered investment adviser, manages 23 funds and serves as the sub-manager or sub-adviser for 2 other funds as of September 30, 2019. 26

Balance Sheet Investments by Strategy(1) $ in thousands September 30, 2019 December 31, 2018 Credit Syndicated Loans(2) $101,528 $75,029 Credit Opportunities 28,817 3,420 Alternative Credit 20,707 19,518 U.S. Direct Lending 58,447 58,970 European Direct Lending 36,845 47,854 Credit $246,344 $204,791 Private Equity ACOF I - II $1,127 $3,417 ACOF III 83,189 81,658 ACOF IV 41,317 37,207 ACOF Asia 72,058 83,492 Energy Opportunities 9,814 1,741 Infrastructure and Power 38,194 30,487 Special Opportunities 47,608 37,817 Private Equity $293,307 $275,819 Real Estate U.S. Equity $96,733 $109,893 European Equity 16,344 16,453 Debt 23,982 18,108 Real Estate $137,059 $144,454 Operations Management Group Other $49,161 $46,449 Other $49,161 $46,449 Total $725,871 $671,513 1. As of September 30, 2019, the fair value of our corporate investment portfolio was $529.7 million in accordance with GAAP. Difference between GAAP and unconsolidated investments represents investments of $196.2 million in Consolidated Funds that are eliminated upon consolidation. Corporate investment portfolio excludes accrued carried interest allocation of $1.3 billion. 2. Through investments in Ares CLOs. Represents Ares' maximum exposure of loss from its investments in CLOs. 27

Significant Fund Performance Metrics The following table presents the performance data for the significant fund in the Credit Group that is not a drawdown fund: As of September 30, 2019 Returns (%)(1) Current Quarter Year-To-Date Since Inception(2) Year of Inception AUM (in millions) Gross Net Gross Net Gross Net Investment Strategy ARCC(3) 2004 $16,977 N/A 2.4% N/A 8.4% N/A 11.8% U.S. Direct Lending Note: Past performance is not indicative of future results. AUM and Net Returns are as of September 30, 2019 unless otherwise noted. The above table includes fund performance metrics for significant funds which includes those that contributed at least 1% of total management fees for the nine months ended September 30, 2019 or comprised 1% or more of Ares' total FPAUM as of September 30, 2019, and for which we have sole discretion for investment decisions within the fund. Please see significant fund performance endnotes on slides 30-31 for additional information. Return information presented may not reflect actual returns earned by investors in the applicable fund. ARCC is a publicly traded vehicle. 28

Significant Fund Performance Metrics (cont’d) The following table presents the performance data for all our significant drawdown funds: As of September 30, 2019 Credit Cumulative MOIC IRR Year of Original Capital Invested Realized Unrealized ($ in millions) Inception AUM Commitments Capital Proceeds(4) Value(5) Total Value Gross(6) Net(7) Gross(8) Net(9) Primary Investment Strategy CSF III 2010 $1,152 $1,135 $1,209 $617 $1,128 $1,745 1.5x 1.4x 9.1% 7.8% European & U.S. Direct Lending ACE III(10) 2015 4,859 2,822 2,428 535 2,501 3,036 1.3x 1.2x 13.7% 10.1% European Direct Lending PCS 2017 3,592 3,365 1,678 130 1,776 1,906 1.2x 1.1x 13.6% 9.5% U.S Direct Lending ACE IV Unlevered(11) 2,851 1,190 20 1,234 1,254 1.1x 1.1x 13.3% 9.7% 2018 8,745 European Direct Lending ACE IV Levered(11) 4,819 2,007 50 2,127 2,177 1.1x 1.1x 20.3% 15.1% SDL Unlevered(12) 922 170 3 175 178 1.1x 1.0x N/A N/A 2018 4,202 U.S Direct Lending SDL Levered(12) 2,045 377 7 398 405 1.1x 1.1x N/A N/A Private Equity Cumulative MOIC IRR Year of Original Capital Invested Realized Unrealized ($ in millions) Inception AUM Commitments Capital Proceeds(1) Value(2) Total Value Gross(3) Net(4) Gross(5) Net(6) Primary Investment Strategy ACOF III 2008 $3,155 $3,510 $3,908 $7,659 $2,893 $10,552 2.7x 2.3x 29.1% 20.9% Corporate Private Equity USPF IV 2010 1,618 1,688 2,120 1,227 1,581 2,808 1.3x 1.2x 8.4% 5.0% Infrastructure and Power ACOF IV 2012 5,625 4,700 4,180 2,709 4,882 7,591 1.8x 1.6x 18.3% 11.8% Corporate Private Equity EIF V 2015 855 801 794 275 690 965 1.2x 1.1x 14.3% 8.0% Infrastructure and Power SSF IV(7) 2015 1,545 1,515 3,050 1,676 1,341 3,017 1.0x 0.9x (1.0)% (2.9)% Special Opportunities ACOF V 2017 8,420 7,850 5,669 186 6,481 6,667 1.2x 1.1x 15.8% 8.0% Corporate Private Equity First flagship energy opportunities fund* 2018 1,125 1,000 733 6 902 908 1.2x 1.1x N/A N/A Energy Opportunities Real Estate Cumulative MOIC IRR Year of Original Capital Invested Realized Unrealized ($ in millions) Inception AUM Commitments Capital Proceeds(1) Value(2) Total Value Gross(3) Net(4) Gross(5) Net(6) Primary Investment Strategy EF IV(7) 2014 $1,029 $1,302 $1,087 $821 $881 1,702 1.6x 1.3x 19.2% 13.5% European Real Estate Equity US IX* 2017 1,035 1,040 687 26 680 706 1.1x 1.0x N/A N/A U.S. Real Estate Equity EF V(8)* 2018 1,921 1,968 339 41 336 377 1.1x 1.0x N/A N/A European Real Estate Equity Note: Past performance is not indicative of future results. AUM and Net Returns are as of September 30, 2019 unless otherwise noted. The above table includes fund performance metrics for significant funds which includes those that contributed at least 1% of total management fees for the nine months ended September 30, 2019 or comprised 1% or more of Ares' total FPAUM as of September 30, 2019, and for which we have sole discretion for investment decisions within the fund. Please see significant fund performance endnotes on slides 30-31 for additional information. Return information presented may not reflect actual returns earned by investors in the applicable fund. * We do not present fund performance metrics for significant funds with less than two years of investment performance, which begins on the date of the fund's first investment, except for those significant funds which pay management fees on invested capital, in which case performance is shown at the earlier of (i) the one year anniversary of the fund's first investment or (ii) the date on which the fund has invested at least 50% of its capital. 29

Significant Fund Performance Metrics Endnotes Credit 1. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. 2. Since inception returns are annualized. 3. Net returns are calculated using the fund's NAV and assume dividends are reinvested at the closest quarter-end NAV to the relevant quarterly ex-dividend dates. Additional information related to ARCC can be found in its financial statements filed with the SEC, which are not part of this presentation. 4. Realized proceeds represent the sum of all cash distributions to all partners and if applicable, exclude tax and incentive distributions made to the general partner. 5. Unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 6. The gross multiple of invested capital (“MoIC”) is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest, other expenses and taxes, as applicable. 7. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees, carried interest, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. The net MoIC would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 8. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest, other expenses and taxes, as applicable. 9. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee- paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would likely have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. ACE III is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the chart are for the Euro denominated feeder fund. The gross and net IRR for the U.S. dollar denominated feeder fund are 15.1% and 11.4%, respectively. The gross and net MoIC for the U.S. dollar denominated feeder fund are 1.4x and 1.3x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE III are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 11. ACE IV is made up of four parallel funds, two denominated in Euros and two denominated in pound sterling: ACE IV (E) Unlevered, ACE IV (G) Unlevered, ACE IV (E) Levered, and ACE IV (G) Levered. The gross and net IRR and MoIC presented in the chart are for ACE IV (E) Unlevered and ACE IV (E) Levered. Metrics for ACE IV (E) Levered are inclusive of a U.S. dollar denominated feeder fund, which has not been presented separately. The gross and net IRR for ACE IV (G) Unlevered are 16.6% and 11.0%, respectively. The gross and net MoIC for ACE IV (G) Unlevered are 1.1x and 1.1.x, respectively. The gross and net IRR for ACE IV (G) Levered are 22.0% and 15.7%, respectively. The gross and net MoIC for ACE IV (G) Levered are 1.1x and 1.1.x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE IV Unlevered and ACE IV Levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 12. Given the limited amount of time that has elapsed from the date of the first capital call, gross and net fund-level IRRs for SDL Unlevered and SDL Levered have been omitted as such information would not currently be meaningful for investors. Private Equity 1. Realized proceeds represent the sum of all cash dividends, interest income, other fees and cash proceeds from realizations of interests in portfolio investments. Realized proceeds excludes any proceeds related to bridge financings. 2. Unrealized value represents the fair market value of remaining investments. Unrealized value does not take into account any bridge financings. There can be no assurance that unrealized investments will be realized at the valuations indicated. 3. The gross MoIC is calculated at the investment-level and is based on the interests of all partners. The gross MoIC is before giving effect to management fees, carried interest, other expenses and taxes, as applicable. The gross MoIC for the corporate private equity funds is also calculated before giving effect to any bridge financings. Inclusive of bridge financings, gross MoIC would be 1.7x for ACOF IV and 1.2x for ACOF V. 4. The net MoIC for the infrastructure and power and SSF IV is calculated at the fund-level. The net MoIC for the corporate private equity funds is calculated at the investment level. For all funds, the net MoIC is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The net MoIC is after giving effect to management fees, carried interest, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. The net MoIC would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 30

Significant Fund Performance Metrics Endnotes (cont’d) Private Equity - Cont. 5. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. For SSF IV, cash flows used in the gross IRR calculation are based on the actual dates of the cash flows. For all other funds, cash flows are assumed to occur at month-end. The gross IRRs are calculated before giving effect to management fees, carried interest, other expenses and taxes, as applicable. The gross IRR for the corporate private equity funds is also calculated before giving effect to any bridge financings. Inclusive of bridge financings, the gross IRR would be 18.2% for ACOF IV and 15.3% for ACOF V. 6. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest as applicable, and other expenses and exclude commitments by the general partner and Schedule I investors who do not pay either management fees or carried interest. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would have generally been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. In January 2017, a new team assumed portfolio management of SSF IV. In addition to presenting the cumulative performance measure for SSF IV, we have also adopted a new performance measurement called “SSF IV 2.0”. SSF IV 2.0 is a subset of SSF IV positions and is intended to provide insight into the new team’s cumulative investment performance. SSF IV 2.0 investments represent (i) existing and re-underwritten positions by the new team on January 1, 2017 and (ii) all new investments made by the new team since January 1, 2017. As part of the re-underwriting process, each liquid investment in the SSF IV portfolio was evaluated and a determination was made whether to continue to hold such investment in the SSF IV portfolio or dispose of such investment. At the same time, legacy illiquid investments have been excluded from the SSF IV 2.0 track record as it was not possible to dispose of such investments in the near-term due to their private, illiquid nature. Since January 2017, SSF IV 2.0 has generated gross and net internal rates of return of 10.8% and 7.1% through September 30, 2019, respectively. The IRR is an annualized since inception internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Cash flows used in the IRRs calculations are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest, other expenses and taxes, as applicable. The net IRRs are calculated after giving effect to estimated management fees, carried interest and other expenses. Real Estate 1. Realized proceeds include distributions of operating income, sales and financing proceeds received. 2. Unrealized value represents the fair value of remaining investments. There can be no assurance that unrealized investments will be realized at the valuations indicated. 3. The gross MoIC is calculated at the investment level and is based on the interests of all partners. The gross MoIC for all funds is before giving effect to management fees, carried interest, other expenses and taxes, as applicable. 4. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying partners and, if applicable, excludes interests attributable to the non fee-paying partners and/or the general partner which does not pay management fees, carried interest or has such fees rebated outside of the fund. The net MoIC is after giving effect to management fees, carried interest as applicable and other expenses. Net fund-level MoICs would generally likely have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 5. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. Cash flows used in the gross IRR calculation are assumed to occur at quarter-end. The gross IRRs are calculated before giving effect to management fees, carried interest, other expenses and taxes, as applicable. 6. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying partners and, if applicable, exclude interests attributable to the non fee-paying partners and/or the general partner which does not pay management fees or carried interest or has such fees rebated outside of the fund. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally likely have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. EF IV is made up of two parallel funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net MoIC and gross and net IRRs presented in the chart are for the Euro denominated parallel fund. The gross and net IRRs for the U.S. dollar denominated parallel fund are 18.8% and 13.5%, respectively. The gross and net MoIC for the U.S. dollar denominated parallel fund are 1.6x and 1.3x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing.  All other values for EF IV are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 8. EF V is made up of two parallel funds, one denominated in U.S. dollars and one denominated in Euros. The gross MoIC presented in the chart is for the Euro denominated parallel fund. The gross and net MoIC for the U.S. dollar denominated parallel fund are 1.1x and 1.0x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing. All other values for EF V are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 31

Weighted Average Shares Q3-19 Q3-18 Common Shares, Common Shares, Total Shares As Adjusted(3) Total Shares As Adjusted(3) Weighted average shares of Class A common stock 108,481,929 108,481,929 98,706,419 98,706,419 Ares Operating Group Units exchangeable into shares of Class A common stock(1) 116,707,849 — 119,822,657 — Dilutive effect of unvested restricted common units(2) 8,722,690 4,202,069 5,709,706 2,578,992 Dilutive effect of unexercised options(2) 4,685,403 2,257,146 1,696,090 766,099 Total Weighted Average Shares Used For Realized Income(4) 238,597,871 114,941,144 225,934,872 102,051,510 1. Represents units exchangeable for shares of Class A common stock on a one-for-one basis. 2. We apply the treasury stock method to determine the dilutive weighted-average common shares represented by our restricted units to be settled in shares of Class A common stock and options to acquire shares of Class A common stock. Under the treasury stock method, compensation expense attributed to future services and not yet recognized is presumed to be used to acquire outstanding shares of Class A common stock, thus reducing the weighted-average number of shares and the dilutive effect of these awards. 3. Represents proportional dilutive impact based upon the weighted average percentage of Ares Operating Group owned by Ares Management Corporation (48.17% and 45.17% as of September 30, 2019 and 2018, respectively). 4. Excludes Class B common stock and Class C common stock as they are not entitled to any economic benefits of Ares in an event of dissolution, liquidation, or winding up of Ares. 32

Additional Information Targeted Net Returns(1) Investor Base as a % of AUM(1) Credit Group: Public Entity & Related: 18% l Syndicated Loans and High Yield Bonds: Benchmark Outperformance(2) l 700+ institutional investors (4) l Credit Opportunities: 8-12% l 200,000+ retail investors across our public funds(5) l Alternative Credit: 5-15% l Direct Lending: 5-15%(3) Institutional Intermediated: 12% Private Equity Group: Institutional Direct: 69% l Corporate Private Equity: 18-22% l Pension: 28% l Infrastructure and Power: 10-15% l Insurance: 11% l Special Opportunities: 15-20% l Bank/Private Bank: 11% l Energy Opportunities: 18-22% l Sovereign Wealth Fund: 8% l Investment Manager: 5% Real Estate Group: l Other: 4% l Real Estate Debt: 4-14% l Endowment: 1% l Real Estate Equity: 12-18% Total Direct Institutional Investors: 937 No assurance can be made that such results will be achieved. 1. As of September 30, 2019, unless otherwise noted. 2. Ares bank loan and high yield strategies are typically benchmarked against the Credit Suisse Leveraged Loan Index (“CSLLI”) and the BofA Merrill Lynch U.S. High Yield Master II Index (“H0A0”), respectively. While the other credit strategies cited above are absolute return focused, our bank loan and high yield funds seek to outperform these respective indices over market cycles. Q3-19 returns for the CSLLI and the H0A0 were 0.9% and 1.2%, respectively. NOTE: Certain of Ares funds are not benchmarked against any particular index due to fund specific portfolio constraints. 3. Includes funds managed or co-managed by Ares. Also includes funds managed by IHAM, a wholly owned portfolio company of ARCC, and a registered investment adviser. 4. Most recent data available as of October 16, 2019. 5. As of April 8, 2019 for ARCC, February 26, 2019 for ACRE and April 15, 2019 for ARDC. 33

RI and Other Measures –Financial Data(1) $ in thousands Year ended December 31, 2018 2017 Credit Group $564,899 $481,466 Private Equity Group 198,182 198,498 Real Estate Group 73,663 64,861 Management fees(2) $836,744 $744,825 Other fees $24,288 $22,431 Compensation and benefits expenses (456,255) (413,735) General, administrative and other expense (149,465) (136,531) Fee Related Earnings $255,312 $216,990 Realized net performance income $105,610 $75,457 Realized net investment income 34,474 32,993 Realized Income $395,396 $325,440 Other Data Total Fee Revenue(3) $966,642 $842,713 Management Fees as % of Total Fees 87% 88% Fee Related Earnings as % of Realized Income 65% 67% 1. Unconsolidated results represent the operating segments plus the Operation Management Group but exclude the effect of Consolidated Funds. 2. Includes ARCC Part I Fees of $128.8 million and $105.5 million for the years ended December 31, 2018 and 2017, respectively. 3. Total fee revenue is calculated as the total of management fees, other fees and realized net performance income. 34

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis $ in thousands Year ended December 31, 2018 2017 Realized income and fee related earnings: Income before taxes $184,341 $149,859 Adjustments: Depreciation and amortization expense 25,087 30,481 Equity compensation expense 89,724 69,711 Acquisition and merger-related expense 2,936 259,899 Unamortized placement fees 20,343 19,765 Other (income) expense, net(1) 13,489 (1,042) Expense of non-controlling interests in consolidated subsidiaries 3,343 1,739 Income before taxes of non-controlling interests in Consolidated Funds, net of eliminations (20,643) (62,705) Unconsolidated performance (income) loss - unrealized 247,212 (325,915) Unconsolidated performance related compensation - unrealized (221,343) 237,392 Unconsolidated net investment (income) loss - unrealized 50,907 (53,744) Realized Income $395,396 $325,440 Unconsolidated performance fee income - realized $(357,207) ($317,787) Unconsolidated performance related compensation - realized 251,597 242,330 Unconsolidated net investment income - realized (34,474) (32,993) Fee Related Earnings $255,312 $216,990 Note: This table is a reconciliation of income before provision for income taxes on a consolidated basis to RI and FRE on unconsolidated basis, which shows the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. 1. 2018 period includes $11.8 million payment to ARCC for rent and utilities for the years ended 2017, 2016, 2015 and 2014, and the first quarter of 2018. 35

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont.) $ in thousands Year ended December 31, 2018 2017 Performance income and net investment income reconciliation: Carried interest allocation $42,410 $620,454 Incentive fees 63,380 16,220 Carried interest allocation and incentive fees $105,790 $636,674 Performance income - realized earned from Consolidated Funds $4,000 $8,089 Performance income - reclass(1) 205 1,936 Unconsolidated performance (income) loss - unrealized 247,212 (325,915) Performance income - unrealized earned from Consolidated Funds — (2,997) Performance income - realized $357,207 $317,787 Total consolidated other income $96,242 $174,674 Net investment income from Consolidated Funds (115,151) (153,810) Performance income - reclass (1) (205) (1,936) Principal investment income 1,047 89,031 Change in value of contingent consideration — (20,156) Other (income) expense, net 1,653 (1,042) Other income of non-controlling interests in consolidated subsidiaries (19) (24) Investment (income) loss - unrealized 50,809 (55,487) Interest and other investment loss - unrealized 98 1,743 Total realized net investment income $34,474 $32,993 Note: These tables reconcile consolidated carried interest allocation and incentive fees reported in accordance with GAAP to unconsolidated realized performance income and consolidated GAAP other income to unconsolidated realized net investment income. These reconciliations show the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. Related to performance income for AREA Sponsor Holdings LLC. Changes in value of this investment are reflected within net realized and unrealized gain (loss) on investments in Ares' Consolidated Statements of Operations. 36

Glossary ARCC Part I Fees ARCC Part I Fees refers to a quarterly performance income on the net investment income from ARCC. Such fees from ARCC are classified as management fees as they are paid quarterly, predictable and recurring in nature, not subject to contingent repayment and are typically cash settled each quarter. ARCC Part II Fees ARCC Part II Fees refers to fees that are paid in arrears as of the end of each calendar year when the cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of ARCC Part II Fees paid in all prior years since inception. Ares Operating Group Units Ares Operating Group Unit refers to, collectively, a partnership unit in each of the Ares Operating Group entities. Assets Under Management Assets Under Management (or “AUM”) refers to the assets we manage. For our funds other than CLOs, our AUM represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund-level including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). For our funds that are CLOs, our AUM is equal to initial principal amounts adjusted for paydowns. AUM Not Yet Earning Fees AUM Not Yet Earning Fees, also referred to as Shadow AUM, is our AUM that is not currently generating fees and is eligible to earn management fees upon deployment. Available Capital Available Capital is comprised of uncalled committed capital and undrawn amounts under credit facilities and may include AUM that may be canceled or not otherwise available to invest (also referred to as "Dry Powder"). Consolidated Funds Consolidated Funds refers collectively to certain Ares-affiliated funds, related co-investment entities and certain CLOs that are required under GAAP to be consolidated in our consolidated financial statements. Fee Paying Assets Under Fee Paying AUM (or “FPAUM”) refers to the AUM from which we directly earn management fees. Fee Paying AUM is equal to the sum Management of all the individual fee bases of our funds that directly contribute to our management fees. Fee Related Earnings Fee Related Earnings (or “FRE”), a non-GAAP measure, is used to assess core operating performance by determining whether recurring revenue, primarily consisting of management fees, is sufficient to cover operating expenses and to generate profits. FRE differs from income before taxes computed in accordance with GAAP as it excludes performance income, performance related compensation, investment income from our Consolidated Funds and non-consolidated funds and certain other items that we believe are not indicative of our operating performance. Gross Invested Capital Gross Invested Capital refers to the aggregate amount of capital invested by our funds during a given period, and includes investments made by our draw-down funds and permanent capital vehicles (and affiliated funds) and new capital raised and invested by our open- ended managed accounts, sub-advised accounts and CLOs, but excludes capital that is reinvested (after receiving repayments of capital) by our open-ended managed accounts, sub-advised accounts and CLOs. 37

Glossary (cont’d) Incentive Eligible Assets Incentive eligible AUM (or “IEAUM”) refers to the AUM of our funds from which performance income may be generated, regardless Under Management of whether or not they are currently generating performance income. It generally represents the NAV plus uncalled equity or total assets plus uncalled debt, as applicable, of our funds for which we are entitled to receive a performance income, excluding capital committed by us and our professionals (from which we generally do not earn performance income). With respect to ARCC's AUM, only ARCC Part II Fees may be generated from IEAUM. Incentive Generating Assets Incentive generating AUM (or “IGAUM”) refers to the AUM of our funds that are currently generating, on a realized or unrealized Under Management basis, performance income. It generally represents the NAV or total assets of our funds, as applicable, for which we are entitled to receive performance income, excluding capital committed by us and our professionals (from which we generally do not earn performance income). ARCC is only included in IGAUM when Part II Fees are being generated. Net Inflows of Capital Net Inflow of Capital refers to net new commitments during the period, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts, as well as equity offerings by our publicly traded vehicles minus redemptions from our open-ended funds, managed accounts and sub-advised accounts. Operations Management In addition to our three segments, we have an Operations Management Group (the “OMG”) that consists of shared resource groups Group to support our reportable segments by providing infrastructure and administrative support in the areas of accounting/finance, operations, information technology, strategy and relationship management, legal, compliance and human resources. The OMG’s expenses are not allocated to our three reportable segments but we consider the cost structure of the OMG when evaluating our financial performance. Our management uses this information to assess the performance of our reportable segments and OMG, and we believe that this information enhances the ability of shareholders to analyze our performance. Our Funds Our funds refers to the funds, alternative asset companies, co-investment vehicles and other entities and accounts that are managed or co-managed by the Ares Operating Group, and which are structured to pay fees. It also includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC, and a registered investment adviser. Performance Income Performance income refers to income we earn based on the performance of a fund that is generally based on certain specific hurdle rates as defined in the fund’s investment management or partnership agreements and may be structured as either an incentive fee or as carried interest. Permanent Capital Permanent capital refers to capital of our funds that do not have redemption provisions or a requirement to return capital to investors upon exiting the investments made with such capital, except as required by applicable law. Such funds currently consist of Ares Capital Corporation (“ARCC”), Ares Commercial Real Estate Corporation (“ACRE”), and Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”); such funds may be required, or elect, to return all or a portion of capital gains and investment income. 38

Glossary (cont’d) Realized Income Realized income (or “RI”), a non-GAAP measure, is an operating metric used by management to evaluate performance of the business based on operating performance and the contribution of each of the business segments to that performance, while removing the fluctuations of unrealized income and expenses, which may or may not be eventually realized at the levels presented and whose realizations depend more on future outcomes than current business operations. RI differs from net income by excluding (a) income tax expense, (b) operating results of our Consolidated Funds, (c) depreciation and amortization expense, (d) the effects of changes arising from corporate actions, (e) unrealized gains and losses related to performance income and investment performance and (f) certain other items that we believe are not indicative of our operating performance. Changes arising from corporate actions include equity-based compensation expenses, the amortization of intangible assets, transaction costs associated with mergers, acquisitions and capital transactions, underwriting costs and expenses incurred in connection with corporate reorganization. Beginning in 2018, placement fees are no longer excluded but are amortized to match the period over which management fees are recognized. Prior to the introduction of RI, management used distributable earnings for this evaluation. Management believes RI is a more appropriate metric to evaluate Ares' current business operations. Senior Direct Lending Senior Direct Lending Program (or ‘‘SDLP’’) is a program co-managed by a subsidiary of Ares through which ARCC co-invests with Program Varagon Capital Partners. Total Fee Revenue Total fee revenue refers to the total of segment management fees, other fees and realized net performance income. Beginning in the third quarter of 2019, total fee revenue was revised to include other fees. Prior year periods have been modified to conform to the current period presentation. 39